UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 18, 2007
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 Park Avenue, New York, NY (Address of Principal Executive Offices)		10017 (Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12.1: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-99.1: EARNINGS RELEASE - FIRST QUARTER 2007 RESULTS
EX-99.2: EARNINGS RELEASE FINANCIAL SUPPLEMENT - FIRST QUARTER 2007

Item 2.02 Results of Operations and Financial Condition
On April 18, 2007, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported 2007 first quarter net income of $4.8 billion, or $1.34 per share, compared with net income of $3.1 billion, or $0.86 per share, for the first quarter of 2006. The Firm’s adoption of SFAS 157 (“Fair Value Measurements”) resulted in a benefit to the current quarter’s earnings of $391 million (after-tax), or $0.11 per share. The Firm also announced a $0.04, or 12%, increase to the quarterly common stock dividend payable on July 31, 2007 to shareholders of record at close of business on July 6, 2007, and the authorization of a $10 billion common stock repurchase program. A copy of the 2007 first quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
99.1	JPMorgan Chase & Co. Earnings Release — First Quarter 2007 Results
99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — First Quarter 2007
This Form 8-K (including exhibits) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

(Registrant)

By:	/s/ Louis Rauchenberger

Louis Rauchenberger

Managing Director and Controller
[Principal Accounting Officer]
Dated: April 18, 2007

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
99.1	JPMorgan Chase & Co. Earnings Release — First Quarter 2007 Results
99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — First Quarter 2007

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